EXHIBIT 10.3



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                      INFORMATION LEASING CORPORATION,
                                  Seller,


                                    and


                  PROVIDENT LEASE RECEIVABLES CORPORATION,
                                as Purchaser


                        ---------------------------



                           CONTRIBUTION AGREEMENT

                       Dated as of September 1, 1998


                        ---------------------------











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                            TABLE OF CONTENTS


                                 ARTICLE I
                                DEFINITIONS

Section 1.1  Definitions; Interpretive Provisions.............................1

                                 ARTICLE II
                             PURCHASE AND SALE

Section 2.1       Purchase of Leases..........................................2
Section 2.2       [Reserved]..................................................3
Section 2.3       Capital Contribution........................................3
Section 2.4       Transfer of Leases; Grant of Security Interest..............3

                                ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF SELLER

Section 3.1       Corporate Organization and Authority........................3
Section 3.2       Business and Property.......................................4
Section 3.3       Financial Statements........................................4
Section 3.4       Equipment and Leases........................................4
Section 3.5       Payments....................................................8
Section 3.6       Full Disclosure.............................................8
Section 3.7       Pending Litigation..........................................8
Section 3.8       Title to Properties.........................................9
Section 3.9       Transactions Legal and Authorized...........................9
Section 3.10      Governmental Consent........................................9
Section 3.11      Taxes.......................................................9
Section 3.12      Compliance with Law........................................10
Section 3.13      ERISA......................................................10
Section 3.14      Ability to Perform.........................................10
Section 3.15      Ordinary Course; No Insolvency.............................10
Section 3.16      Assets and Liabilities.....................................11
Section 3.17      Fair Consideration.........................................11
Section 3.18      Ability to Pay Debts.......................................11
Section 3.19      Bulk Transfer Provisions...................................11
Section 3.20      Transfer Taxes.............................................11
Section 3.21      Principal Executive Office.................................12
Section 3.22      Nonconsolidation...........................................12
Section 3.23      Sale Treatment.............................................12
Section 3.24      Leases are Chattel Paper...................................12


12312137.1 100298 1318C 98438757

                                    -i-

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                                 ARTICLE IV
                            SELLER'S OBLIGATIONS

Section 4.1       Indemnification............................................12
Section 4.2       Repurchases; Other Payments................................13
Section 4.3       Substitution...............................................14
Section 4.4       Procedure for Substitution.................................15
Section 4.5       Objection and Repurchase...................................16
Section 4.6       Seller's Subsequent Obligations............................16
Section 5.1       Merger or Consolidation of Seller..........................17
Section 5.2       Inspection.................................................17
Section 5.3       Books and Records..........................................17
Section 5.4       Communications.............................................18

                                 ARTICLE VI
                                 ASSIGNMENT

Section 6.1       Assignment to Indenture Trustee............................18
Section 6.2       Assignment by Seller.......................................18

                                ARTICLE VII
                      NATURE OF SELLER'S OBLIGATIONS AND SECURITY THEREFOR

Section 7.1       Seller's Obligations Absolute..............................18
Section 7.2       Security for Obligations...................................19
Section 7.3       Further Assurances; Financing Statements...................19

                                ARTICLE VIII
                               MISCELLANEOUS

Section 8.1       Continuing Obligations.....................................20
Section 8.2       GOVERNING LAW..............................................20
Section 8.3       Successors and Assigns.....................................20
Section 8.4       Modification...............................................20
Section 8.5       Notices....................................................21
Section 8.6       Counterparts...............................................21
Section 8.7       Nonpetition Covenant.......................................21
Section 8.8       Lessees....................................................21

Schedule 1      -     Schedule of Leases and Equipment




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                           CONTRIBUTION AGREEMENT


         This CONTRIBUTION AGREEMENT is made and dated as of September 1, 1998, between PROVIDENT LEASE RECEIVABLES CORPORATION, a Delaware corporation ("Purchaser"), and INFORMATION LEASING CORPORATION ("ILC"), an Ohio corporation ("Seller").

                              R E C I T A L S

         A. Seller wishes to sell and assign to Purchaser, and Purchaser wishes to purchase from Seller, all right, title and interest of Seller in, to and under the Leases originated by Seller from time to time.

         B. Seller and Purchaser wish to set forth certain representations, warranties, covenants and indemnities of Seller with respect to the Leases for the benefit of Purchaser, Issuer, the Noteholders and the Certificateholders.

         Now, therefore, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                 ARTICLE I
                                DEFINITIONS

         Section 1.1 Definitions; Interpretive Provisions. (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Appendix X to the Indenture, dated as of the date hereof, between Provident Equipment Lease Trust 1998-A and Norwest Bank Minnesota, National Association, as amended, supplemented or otherwise modified from time to time (the "Indenture").

         (b) The other interpretive provisions specified in Appendix X to the Indenture shall apply to this Agreement.

         (c) It is understood and agreed that all transfers of Leases made pursuant to this Agreement shall be made as contributions by ILC to the capital of Transferor. Each reference herein to any "purchase" of leases by Transferor from ILC, or "sale" of leases by ILC to Transferor or similar terms shall be deemed to refer to such capital contributions. Each reference to Leases "sold" by ILC or "purchased" by Transferor shall be deemed to refer to Leases that are contributed by ILC to the capital of Transferor. All other terms of this Agreement shall be construed in a manner consistent with the foregoing.




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                                 ARTICLE II
                             PURCHASE AND SALE

         Section 2.1 Purchase of Leases. By their execution and delivery of this Agreement, Seller hereby contributes and transfers to Purchaser without recourse (except to the extent of Seller's repurchase obligations as set forth herein), all of Seller's right, title and interest in, to and under the following (collectively, with the Contributed Equipment, the "Seller Assets"):

                  (a) the Leases listed in Schedule 1, as such Schedule 1 is amended or supplemented from time to time, including all instruments, documents, books and other records relating thereto,

                  (b) all Lease Payments, Casualty Payments, Termination Payments and other amounts not collected with respect thereto on or prior to the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease), all Payaheads relating to payments on Leases due or becoming due after the Cut-Off Date and all Substitute Leases and all Lease Payments, Casualty Payments, Termination Payments and other amounts not collected prior to the effective date of their respective substitution (other than any prepayments of rent required by the terms of any Substitute Lease at or before the commencement of the Substitute Lease) and all Payaheads relating to payments on the Substitute Leases due or becoming due after the effective date of their respective substitution,

                  (c) all rights of Seller to or under any guarantees of or collateral (including all rights of Seller in any security deposits) for the Lessee's obligations under any Lease and all UCC financing statements relating to such collateral, all rights of Seller to or under any guarantees of or collateral (including all rights of Seller in any security deposits) for the Lessee's obligations under any Lease and all UCC financing statements relating to such collateral,

                  (d) any proceeds with respect to the Leases from claims on insurance policies covering the Equipment or Lessees,

                  (e) all moneys from time to time on deposit in any of the Trust Accounts, including all investments and income from the investment of such moneys,

                  (f) all proceeds of the foregoing, whether by voluntary or involuntary conversion thereof.




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         Section 2.2       [Reserved].

         Section 2.3 Capital Contribution. Seller and Purchaser each acknowledge and confirm that contemporaneously with the contribution and transfer of Seller Assets referred to in Section 2.1, Seller, as the sole stockholder of Purchaser, is contributing and transferring to Purchaser, and in connection with each contribution and transfer of Substitute Leases, Seller will contribute and transfer to Purchaser, without recourse, all right, title and interest of Seller in and to each item of Equipment subject to each Lease and Substitute Lease (collectively, the "Contributed Equipment"). After such contribution and transfer by Seller to Purchaser, all right, title and interest of Seller in and to each item of Equipment subject to each Lease shall be vested in Purchaser.

         Section 2.4 Transfer of Leases; Grant of Security Interest. It is the intention of the parties hereto that the transfer of the Seller Assets being made hereunder shall constitute a contribution and not a loan. Seller shall take no action inconsistent with Purchaser's ownership of the Seller Assets, Seller shall indicate in its records that ownership of each of the Lease is held by Purchaser, and Seller shall respond to any inquiries from third parties by indicating that its ownership in the Leases, Substitute Leases, and all other Seller Assets is held by Purchaser and pledged to Indenture Trustee. If a court of competent jurisdiction were to hold that any transaction evidenced hereby constitutes a loan and not a contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that Seller shall be deemed to have granted to Purchaser a first priority security interest in the Seller Assets.

                                ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants as follows:

         Section 3.1       Corporate Organization and Authority. Seller:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

                  (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the Trust Estate or the business or condition (financial or otherwise) of Seller or impair the enforceability of any Lease) and to enter into and perform its obligations under this Agreement, and the transactions contemplated hereby, including performance of Seller's support obligations hereunder, and



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                  (c) has duly qualified and is authorized to do business
         and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Trust Estate or the business or condition (financial or otherwise) of Seller or impair the enforceability of any Lease).

         Section 3.2 Business and Property. The Prospectus and the Private Placement Memorandum accurately describe in all material respects the general nature of the business of Seller.

         Section 3.3 Financial Statements. (a) The consolidated balance sheet of Provident Financial Group, Inc. and its consolidated subsidiaries, including ILC and PLRC, for the fiscal periods ended December 31, 1997 and December 31, 1996 and the related consolidated statements of income, retained earnings and cash flow for the respective period and fiscal years ended on such dates, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Ernst & Young, independent certified public accountants, and the unaudited interim consolidated balance sheet of Provident Financial Group, Inc. and its consolidated subsidiaries as of June 30, 1998 and the related consolidated statements of income, retained earnings and cash flow for the three months ended on such date have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of Provident Financial Group, Inc. and its subsidiaries as of such dates and the results of their operations for such periods.

         (b) Except as disclosed in the Prospectus, the Private Placement Memorandum and the financial statements referred to in paragraph (a), since December 31, 1997, there has been no change in the business, condition or prospects (financial or otherwise) of Seller except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Neither Seller nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those disclosed in the financial statements referred to in paragraph (a) or for which adequate reserves are reflected in such financial statements.

         Section 3.4 Equipment and Leases. (a) Prior to the date of each transfer of any Leases and other Seller Assets in accordance with Section
2.1 and the contribution of the Contributed Equipment pursuant to Section 2.3, Seller purchased each item of Equipment from either (i) the manufacturer or other supplier following receipt of an invoice from such manufacturer or supplier or (ii) a Lessee following confirmation that such item of equipment was on such Lessee's premises. Seller has paid in full, to the manufacturer, supplier or Lessee, as



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applicable, the purchase price and any related charges in connection with the acquisition of the Equipment. The sale and contribution to Purchaser of the Seller Assets, including all of Seller's right, title and interest in each item of Equipment does not violate the terms or provisions of any Lease or any other agreement to which Seller is a party or by which it is bound.

         (b) Upon payment of the consideration described in Section 2.2 and concurrent contribution described in Section 2.3, Purchaser will (i) be the legal owner of the Leases, (ii) have good title to each item of the Equipment (other than computer software) subject to any Lease other than a Nominal Buy-Out Lease, and (iii) have a perfected security interest in each item of Equipment with a purchase price in excess of $10,000 to a Nominal Buy-Out Lease. At such time, the Leases and Seller's interest in the Equipment will be free and clear of all Liens (x) other than the rights of each Lessee under the Lease to which such Lessee is a party, (y) the Liens contemplated by this Agreement and the other Basic Documents and (z) as to Equipment that constitutes a fixture, Liens in favor of Persons with recorded ownership or mortgage interests in the real estate to which such Equipment is attached, if ILC has not obtained waivers from such Persons; and there will be no delinquent taxes or other outstanding charges affecting the Equipment which are or may be Liens prior to, or equal or coordinate with, the Lien of Purchaser hereunder or Indenture Trustee under the Indenture.

         (c) At the time of each transfer of a Lease hereunder, each such Lease (i) is or will be a triple-net lease and (ii) is or will be a legal, valid and binding full recourse obligation of the Lessee thereunder, enforceable by Purchaser (and by Indenture Trustee as assignee of Purchaser) against such Lessee in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights and by general equity principles, is noncancellable by the Lessee and is in full force and effect, and any and all requirements of any federal, state or local law, including usury, truth-in-lending and equal credit opportunity laws applicable to each Lease have been complied with; and Seller has no knowledge (after due inquiry) of any challenge, dispute or claim by or against the Lessee under or affecting any Lease or of the bankruptcy or insolvency of any such Lessee. As of the initial Determination Date, or the effective date of the transfer of any Substitute Lease, each Lessee has paid at least one installment of rent under its respective Lease.

         (d) At the time that any item of Equipment (including Seller's security interest in any item not owned by it) is transferred hereunder, Seller will have no knowledge that any item of the Equipment has suffered any loss or damage which has not been repaired.



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         (e) Each Lease requires the Lessee thereunder to maintain
insurance on the Equipment subject thereto in an amount at least equal to the fair market value thereof.

         (f) In addition to the insurance maintained by the Lessees with respect to the Equipment, Seller (or an Affiliate of Seller) maintains (i) a general liability insurance policy in the aggregate amount of $1,000,000 and (ii) an excess liability insurance policy in umbrella form in the aggregate amount of $10,000,000. Each of such policies is in full force and effect and covers all equipment owned by Seller and transferred to Purchaser. All premiums in respect of such policies have been paid. Each of Purchaser and Indenture Trustee are named as loss payees and additional insureds, as their interests may appear, on such casualty and liability policies maintained by Seller.

         (g) At the time of each transfer of a Lease hereunder, no Lease had outstanding rent which was 63 or more days past due as of the Cut-Off Date.

         (h) Each Lease was originated by Seller in accordance with Seller's regular credit approval process described in the Prospectus, and no selection procedures adverse to the credit quality of the Leases were employed in selecting the Leases for sale under this Agreement.

         (i) The obligation of each Lessee to pay rent under each of the Leases throughout the term thereof is and will be unconditional, without any right of setoff by such Lessee and without regard to any event affecting the Equipment, the obsolescence of any Equipment, any claim of such Lessee against Issuer, Purchaser, Seller or Servicer or any change in circumstance of such Lessee or any other circumstance whatsoever except to the extent that in the event of a casualty of any item of Equipment, the Lessee is obligated to pay, in lieu of the future Lease Payments with respect to such item, an amount which equals or exceeds the Discounted Present Value of the Lease as of the Payment Date next succeeding the making of such payment.

         (j) In the case of each Lease which consists of a master lease and one or more exhibits or schedules thereto, Seller has neither assigned such master lease in its entirety, nor delivered physical possession of such master lease, to any Person other than Purchaser or Indenture Trustee.

         (k) As of the time of each transfer of Leases and Equipment hereunder, there are no facts or circumstances which give rise, or would give rise at any time in the future, to any right of rescission, setoff, counterclaim or defense, including the defense of usury, to obligations of any Lessee, including the obligation of such Lessee to pay all amounts due with respect to any Lease to which such Lessee is a party, and neither the operation of any of the terms of any Lease or the exercise



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of any right thereunder will render such Lease unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         (l) As of the time of each transfer of Leases and Equipment hereunder, no Lease has been amended, altered or modified in any respect, except in writing and copies of all such writings are attached to the Lease delivered to Indenture Trustee.

         (m) As of the time of each transfer of Leases and Equipment hereunder, no Lessee will have been released, in whole or in part, from any of its obligations in respect of any Lease; no Lease will have been satisfied, cancelled or subordinated, in whole, or in part, or rescinded, and no Equipment covered by any Lease will have been released from such Lease, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission.

         (n) As of the time of each transfer of Leases and Equipment hereunder, each Lease was purchased or originated by Seller for value and taken into possession prior to the Cut-Off Date or, in the case of Substitute Leases, the related date of transfer in the ordinary course of its business.

         (o) No Lease was originated in or is subject to the laws of any jurisdiction whose laws would make the transfer and sale thereof under this Agreement unlawful.

         (p) All parties to each Lease had authority and capacity to execute such Lease.

         (q) None of the Leases is a consumer lease and each Lessee has accepted the Equipment leased to it.

         (r) The Booked Residual Value of the Equipment as of the Cut-Off Date equaled $21,453,071.94.

         (s) All parties to each Lease had all requisite authority and capacity to execute such Lease.

         (t) As of the Cut-Off Date, the Final Lease Payment on each Lease was due and payable on or prior to the April, 2005 Payment Date.




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         (u) There is only one original of each Lease for purposes of the
UCC as in effect in Ohio and in New York and such counterpart will be delivered to Indenture Trustee (or a custodian on its behalf) on or before the Closing Date.

         Section 3.5 Payments. (a) The aggregate amount of Lease Payments payable by the Lessees under the Leases during each Due Period, including amounts on deposit in the Reserve Account, is sufficient to cover the Servicing Fee and pay the principal and interest on the Notes, as such payments become due and payable.

         (b) The portfolio detail delivered or to be delivered to Indenture Trustee on or prior to the Closing Date: (i) accurately sets forth, as of the Cut-Off Date, the amount of each Lease Payment due under each of the Leases and the month in which such Lease Payment is to be paid in accordance with the terms of the Lease under which the same is to be paid,
(ii) accurately sets forth, as of the Cut-Off Date, the information with respect to certain other characteristics of the Leases and the Equipment described in such portfolio detail and (iii) is otherwise true and correct in all respects.

         Section 3.6 Full Disclosure. The Prospectus and the Private Placement Memorandum (including the statistical and descriptive information with respect to the initial Leases, Lessees and Equipment), as of their respective dates, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact peculiar to Seller or any Affiliate of Seller or, to the knowledge of Seller, any Lease, Lessee or item of Equipment, which Seller has not disclosed in the Prospectus or the Private Placement Memorandum which materially affects adversely nor, so far as Seller can now reasonably foresee, will materially affect adversely the ability of Seller to perform the transactions contemplated by this Agreement and the other Basic Documents.

         Section 3.7 Pending Litigation. There are no proceedings or investigations pending, or to the knowledge (after due inquiry) of Seller threatened, against or affecting Seller or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of Seller, or the ability of Seller to perform its obligations under this Agreement or any other Basic Document to which Seller is a party. Seller is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.



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         Section 3.8 Title to Properties. Immediately following the transfer by Seller to Purchaser of the Leases and Seller's interest in the Equipment, the Leases and the interest in the Equipment will be free and clear of all Liens, except the Liens contemplated by this Agreement and the other Basic Documents.

         Section 3.9 Transactions Legal and Authorized. The transfer by Seller of all of its right, title and interest in and to the Seller Assets and compliance by Seller with all of the provisions of this Agreement and the other Basic Documents to which Seller is a party:

         (a) have been duly authorized by all necessary corporate action on the part of Seller, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of Seller except such as have been duly obtained;

         (b)      are within the corporate powers of Seller; and

         (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of Seller under the provisions of, any agreement, charter instrument, by-law or other instrument to which Seller is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to Seller or its properties, or any order to which Seller or its properties is subject, of or by any government or governmental agency or authority.

         Section 3.10 Governmental Consent. No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of Seller in connection with the execution and delivery of this Agreement and the other Basic Documents or the transfer of the Leases and other Seller Assets.

         Section 3.11 Taxes. (a) All tax returns required to be filed by Seller in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon Seller, or upon any of its properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of Seller's knowledge all such tax returns were true and correct and Seller knows of no proposed additional tax assessment against it in any material amount nor of any basis therefor.

         (b) The provisions for taxes on the books of Seller are in accordance with generally accepted accounting principles.



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         Section 3.12      Compliance with Law.

         Seller:

          (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

         (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

         (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound,

which violation or failure to obtain would have a material adverse affect on the Trust Estate or the business or condition (financial or otherwise) of Seller or impair the enforceability of any Lease.

         Section 3.13 ERISA. (a) The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in
Section 3 of ERISA, maintained by or contributed to by Seller and its Related Persons (other than multi-employer plans as such term is defined in Section 3 of ERISA), as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plans allocable to such vested benefits;

         (b) No Prohibited Transactions, Accumulated Funding Deficiencies, Withdrawals or Reportable Events have occurred with respect to any Pension Plans that, in the aggregate, could subject Seller to any material tax, penalty or other liability; and

         (c) No notice of intent to terminate a Pension Plan under a distress termination has been filed, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan and no event has occurred or condition exists which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         Section 3.14 Ability to Perform. At the date hereof, Seller does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement and the other Basic Documents to which Seller is a party.

         Section 3.15 Ordinary Course; No Insolvency. The transactions contemplated by this Agreement and the other Basic Documents are being


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consummated by Seller in furtherance of Seller's ordinary business purposes and constitute a practical and reasonable course of action by Seller designed to improve the financial position of Seller, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. Seller will not, either as a result of the transactions contemplated by this Agreement, or immediately before or after such transactions, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of anticipated obligations.

         Section 3.16 Assets and Liabilities. (a) Both immediately before and after any transfer of Leases and the interests in the Equipment contemplated by this Agreement, the present fair salable value of Seller's assets was or will be in excess of the amount that will be required to pay Seller's probable liabilities as they then exist and as they become absolute and matured; and

         (b) Both immediately before and after any transfer of Leases, the transfer of the interests in the Equipment contemplated by this Agreement, the sum of Seller's assets was or will be greater than the sum of Seller's debts, valuing Seller's assets at a fair salable value.

         Section 3.17 Fair Consideration. The consideration received by Seller, in exchange for the Seller Assets, is fair consideration having value equivalent to or in excess of the value of the assets being transferred by Seller.

         Section 3.18 Ability to Pay Debts. Neither as a result of the transaction contemplated by this Agreement nor otherwise does Seller believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. Seller's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         Section 3.19 Bulk Transfer Provisions. The sale, transfer, assignment and conveyance of the Seller Assets by Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         Section 3.20 Transfer Taxes. The sale, transfer, assignment and conveyance of the Seller Assets by Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by Seller to any federal, state or local government ("Transfer Taxes"). If Purchaser receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Seller Assets, on written demand by Purchaser, or upon Seller otherwise being given notice thereof, Seller shall pay, and otherwise indemnify and hold Purchaser, Indenture Trustee, Owner Trustee, Noteholders and Certificateholders and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that Indenture Trustee, Owner Trustee, Noteholders and Certificateholders shall have no obligation to pay such Transfer Taxes).

          Section 3.21 Principal Executive Office. The principal executive office of Seller is located at 1023 West Eighth Street, Cincinnati, Ohio 45203.

         Section 3.22 Nonconsolidation. Seller shall not take any action which would cause Purchaser to breach Section 7.2(b) of the Pooling and Servicing Agreement.

         Section 3.23 Sale Treatment. Seller will treat the transfer to Purchaser of the Seller Assets (other than the Contributed Equipment) as a sale for reporting and accounting purposes and will treat the transfer of the Contributed Equipment as a contribution for reporting and accounting purposes.

         Section 3.24 Leases are Chattel Paper. Each Lease agreement (other than Lease agreements covering only software) is "chattel paper" within the meaning of the Uniform Commercial Code in the states of New York and Ohio.

                                 ARTICLE IV
                            SELLER'S OBLIGATIONS

         Section 4.1 Indemnification. Seller agrees to indemnify and hold harmless Purchaser, Servicer, Indenture Trustee, Owner Trustee, each of their respective officers, directors, employees and agents, and the Noteholders and the Certificateholders (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party (except to the extent arising out of the gross negligence or willful misconduct on the part of such Indemnified Party) as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Indenture, including any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in Seller's possession or under its control pursuant to this Agreement, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; provided that the foregoing indemnity shall in no way be deemed to impose on Seller any obligation, other than to the extent specifically set forth in this Article IV, to make any payment with respect to principal or interest on the Notes or Certificates or to reimburse Purchaser for any payments on account of the Notes or Certificates.

         Section 4.2 Repurchases; Other Payments. (a) If (i) any of the representations or warranties made by Seller in Sections 3.4 and 3.5 with respect to any of the Leases or the Equipment subject thereto proves at any time to have been inaccurate in any material respect as of the Closing Date or related transfer date in the case of Substitute Leases, as the case may be, (ii) any adjustment or modification is made to any Lease pursuant to the second sentence of Section 4.4 of the Pooling and Servicing Agreement or (iii) any Lease shall be terminated in whole or in part by a Lessee, or any amounts due with respect to any Lease shall be reduced or impaired, as a result of any action or inaction by Seller (other than any such action or inaction of Seller, when acting as Servicer, in connection with the enforcement of any Lease in a manner consistent with the provisions of the Pooling and Servicing Agreement) or any claim by any Lessee against Seller and, in the case of clauses (i) and (iii), the event or condition causing such inaccuracy, termination, reduction, impairment or claim shall not have been cured or corrected within 30 days after the earlier of the date on which Seller is given notice thereof by Purchaser or Indenture Trustee or the date on which Seller otherwise first has notice thereof, Seller will repurchase such Lease and the Equipment subject thereto by paying to Purchaser, not later than the third Business Day after the Determination Date (A) next following the expiration of such 30-day period with respect to any such event referred to in clauses (i) and (iii), and (B) next following the date of such event with respect to any such event referred to in clause (ii), an amount equal to the Lease Repurchase Amount, and simultaneously with such repurchase, Seller shall reimburse Servicer for all amounts, if any, theretofore advanced by Servicer pursuant to the Pooling and Servicing Agreement with respect to such Lease; provided, that if Seller is required to repurchase any Lease under clause (i) or (ii), Seller may instead substitute a Substitute Lease if such substitution is permitted under Section 4.3. Without limiting the generality of the foregoing, it is agreed and understood that for purposes of this Section 4.2, any inaccuracy in any representation or warranty with respect to (i) the priority of the Lien of the Indenture with respect to any Lease or (ii) the amount (if less than represented) of the Lease Payments, Casualty Payments or Termination Payment under any Lease shall be deemed to be material.

         (b) By the Closing Date, Seller agrees to obtain and provide to Indenture Trustee UCC searches against it and Purchaser from the central and county filing offices in Ohio confirming the absence of any UCC filings against either Seller or Purchaser with respect to the Leases (including the right to receive all payments due or to become due thereunder) and the Equipment, other than those naming Purchaser as Purchaser of the Leases or Indenture Trustee as secured party. If any searches delivered pursuant to this Section 4.1(b) disclose UCC filings (which are not in the process of being released pursuant to releases delivered on the Closing Date) against Purchaser or Seller with respect to Leases of Equipment the original cost of which (i) is greater than 2% but less than 5% of the original cost of Equipment under all the Leases, then Seller shall cause searches to be made in additional states within 30 days following such disclosure so that the original cost of Equipment under Leases in states where searches have been performed exceeds 75% of the aggregate original cost of Equipment under all Leases and 75% of the Booked Residual Value of Equipment or (ii) is equal to or greater than 5% of the original cost of Equipment under all the Leases then Seller shall cause searches to be made in additional states within 30 days following such disclosure so that the original cost of Equipment under Leases in states where such searches have been performed equals 100% of the aggregate original cost of Equipment under all Leases. Without limiting the provisions of Section 4.2(a) or this
Section 4.2(b), if Seller fails to provide any such searches required by the preceding sentences of this Section 4.2(b) within the required time period or any search reveals the existence of any conflicting Liens (which are not removed within 30 days of receipt of such search), Seller shall be required to repurchase not later than the third Business Day after the Determination Date following the expiration of the time period during which such search was to be obtained or such Lien released, as the case may be, any Lease of Equipment in any such state for which such searches are not provided or with respect to which conflicting Liens are found to exist at the Lease Repurchase Amount for such Lease.

         (c) Seller's obligations under this Section 4.2 are the full recourse obligations of Seller and shall in no way be limited or discharged by the application of any funds constituting part of the Trust Estate.

         Section 4.3       Substitution.

         (a) Subject to the satisfaction of the requirements set forth in paragraph (b), and in lieu of repurchasing any Lease if required pursuant to clause (i) or (ii) of Section 4.2, Seller will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for such Lease (for purposes of this Section 4.3, a "Predecessor Lease") and the Equipment subject thereto if:

                  (i) such Predecessor Lease became a Warranty Lease or was adjusted pursuant to the second sentence of Section 4.4 of the Pooling and Servicing Agreement during the immediately preceding Due Period; and

                  (ii) the aggregate Discounted Present Value of the Predecessor Leases shall not exceed 10% of the Discounted Present Value of the Leases on the Cut-off Date.

         (b) Each transfer of Substitute Leases will be subject to the satisfaction of the following conditions precedent:

                  (i) after giving effect to such substitutions, the aggregate Booked Residual Value of such Leases must be not less than 90% of the Booked Residual Value of the Leases substituted since the Closing Date;

                  (ii) either the final payment on such Substitute Lease must be on or prior to the April, 2005 Payment Date or, to the extent the final payment on such Lease is due subsequent to the April, 2005 Payment Date, only scheduled payments due on or prior to such date may be included in the Discounted Present Value of such Lease for the purpose of making any calculation under the Basic Documents;

                  (iii) after giving effect to such substitutions, the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases) will not be materially less than the aggregate scheduled Lease Payments of the Leases prior to such substitution; and

                  (iv) after giving effect to such substitutions, the Discounted Present Value of the Performing Leases must not be less than the Discounted Present Value of the Performing Leases prior to such substitution.

         (c) Each substitution pursuant to this Section 4.3 shall include the right to receive all amounts not collected under each Substitute Lease prior to being substituted and any security deposits paid by the related Lessee to Seller in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease), all Payaheads relating to payments on such Substitute Leases due or becoming due after the effective date of such substitution and all other related assets referred to in Section 2.1.

         Section 4.4 Procedure for Substitution. (a) By 11:00 a.m. on the third Business Day following each Determination Date, Seller shall give written notice to Purchaser and Servicer of any substitution of Substitute Leases for Predecessor Leases. By 11:00 a.m. on the fourth Business Day following each Payment Date, Seller shall deliver to Purchaser, Servicer and Indenture Trustee and, to the extent not included in the Monthly Servicer Report, Indenture Trustee shall promptly deliver to each Rating Agency (i) a supplement to Schedule 1 setting forth the information shown thereon for each such Substitute Lease, (ii) an Officer's Certificate (A) certifying that each such Substitute Lease is an Eligible Lease, (B) specifying each Predecessor Lease for which a substitution has been made and the amount of each periodic Lease Payment and the Booked Residual Value under each such Predecessor Lease and the amount of each periodic Lease Payment and the Booked Residual Value under each Substitute Lease being transferred thereby and (C) that all conditions precedent to such substitution have been satisfied and

(iii) such additional information concerning such Substitute Leases or Predecessor Leases as may be needed for Servicer to prepare its monthly reports pursuant to Section 4.8 of the Pooling and Servicing Agreement and to otherwise carry out its duties as servicer thereunder.

         (b) Subject to the provisions of Section 4.5, the delivery of any Officer's Certificate and supplement to Schedule 1 pursuant to Section 4.3(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Due Period (i) Seller assigned to Purchaser pursuant to Section 2.1 all of Seller's right, title and interest in and to the Substitute Leases identified in such supplement and the related rights described in Section 2.1, (ii) Seller transferred to Purchaser, as a contribution to capital, all of Seller's right, title and interest in and to the Equipment subject to such Substitute Leases (to the extent of Seller's interest in such Equipment, including Seller's security interest in any Equipment which is not owned by Seller), and (iii) Purchaser assigned and transferred to Seller, without representation or warranty, all of Purchaser's right, title and interest in and to the Predecessor Leases identified in such Officer's Certificate and the Equipment subject thereto (to the extent of Purchaser's interest in such Equipment, including Purchaser's security interest in any Equipment which is not owned by Purchaser). Seller shall promptly deliver to Indenture Trustee (or a custodian on its behalf) on behalf of Purchaser the original executed counterpart of each Substitute Lease assigned to Purchaser in accordance with Section 4.3 and Purchaser shall promptly request Indenture Trustee to deliver to Seller the original executed counterpart of each Predecessor Lease for which substitution has been made pursuant to Section 4.3.

         Section 4.5 Objection and Repurchase. If any Noteholder or Certificateholder objects to any substitution of Leases within ten days of receipt of Servicer's monthly report providing notice thereof pursuant to
Section 4.8 of the Pooling and Servicing Agreement, on the grounds either that any Substitute Lease is not an Eligible Lease within the meaning of the definition thereof or that such substitution or addition is otherwise not permitted under the provisions of Section 4.3 Seller shall be entitled to present such additional information as it deems appropriate in an effort to demonstrate that such Lease is an Eligible Lease and that such substitution is permitted under the provisions of Section 4.3. Following such presentation, the substitution shall remain effective if each person originally objecting to the substitution withdraws his objection. If the conditions specified in the preceding sentence are not satisfied, or if at any time it is established that any lease was not, at the time of substitution, an Eligible Lease, then Seller shall be required to repurchase such Lease in accordance with the provisions of Section 4.2.

   Section 4.6 Seller's Subsequent Obligations. Upon any substitution of
Leases in accordance with the provisions of this Article IV, Seller's obligations hereunder with respect to the related Predecessor Lease shall cease but Seller shall thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.

                                 ARTICLE V
                                   SELLER

         Section 5.1 Merger or Consolidation of Seller. (a) Seller will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of Seller's duties under this Agreement and the other Basic Documents to which Seller is a party.

         (b) Seller shall not merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and (ii) the surviving entity, if not Seller, shall execute and deliver to Purchaser, Servicer and Indenture Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of Seller hereunder and (b) an Opinion of Counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of Seller hereunder.

         Section 5.2 Inspection. Seller will permit, on reasonable prior notice, the representatives of Purchaser, Servicer, Indenture Trustee, Owner Trustee or any Noteholder or Certificateholder evidencing not less than 25% of the Outstanding Principal Amount of any class of Notes or the Certificate Balance, as applicable, to examine all of the books of account, records, reports and other papers of Seller, to make copies and extracts therefrom, and to discuss Seller's affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision Seller authorizes said accountants to discuss the finances and affairs of Seller) all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of Seller or Seller's performance of its duties and obligations hereunder. Any expense incident to the exercise by Purchaser, Indenture Trustee, Owner Trustee or any Noteholder or Certificateholder during the continuance of any default by Seller in any of its obligations hereunder of any right under this Section 7.05 shall be borne by Seller.

         Section 5.3 Books and Records. Seller will clearly mark its books and records to reflect each sale of a Lease and contribution of the Equipment subject thereto to Purchaser.

         Section 5.4 Communications. Seller will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has sold to Purchaser the Leases and contributed to Purchaser its right, title and interest in the related Equipment.

                                 ARTICLE VI
                                 ASSIGNMENT

         Section 6.1 Assignment to Indenture Trustee. It is understood that this Agreement and all rights of Purchaser hereunder will be assigned by Purchaser to Indenture Trustee pursuant to the Indenture, for the benefit of Indenture Trustee and the Noteholders as provided in the Indenture, and may be subsequently assigned by Indenture Trustee to any successor Indenture Trustee or as otherwise provided in the Indenture. Seller hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, Indenture Trustee, the Noteholders, and any successor to or assignee of any thereof.

         Section 6.2 Assignment by Seller. None of the respective rights or obligations of Seller hereunder may be assigned without the prior written consent of Purchaser, Indenture Trustee (acting upon the instructions of the Holders of Notes representing 662/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes) and the Holders of Certificates representing 662/3% of the Certificate Balance.

                                ARTICLE VII
            NATURE OF SELLER'S OBLIGATIONS AND SECURITY THEREFOR

         Section 7.1 Seller's Obligations Absolute. The obligations of Seller hereunder, and the rights of Indenture Trustee, as assignee of Purchaser, in and to all amounts payable by Seller hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which Seller may have against Servicer, Purchaser, Indenture Trustee, Owner Trustee and any Noteholder or Certificateholder or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Agreement terminate, or the obligations of Seller be otherwise affected, by reason of any defect in any Lease or in any unit of Equipment or in the respective rights and interests of Purchaser, Seller and Indenture Trustee therein, or by reason of any Liens, encumbrances, security interests or rights of others with respect to any Lease or any unit of Equipment, or any failure by Purchaser to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of Purchaser, Servicer, Indenture Trustee, or any Noteholder or Certificateholder to Seller or any other Person or by reason of any insolvency, bankruptcy, or similar proceedings by or against Seller, Servicer, Purchaser, Indenture Trustee or any other Person or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that all obligations of Seller hereunder and all amounts payable by Seller hereunder shall continue to be due and payable in all events and in the manner and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Agreement.

         Section 7.2 Security for Obligations. As security for the full and timely performance by Seller of each of its obligations hereunder, Seller hereby pledges and grants to Purchaser (as a precaution in the event that, contrary to the intent of the parties to the transactions contemplated hereby, it is contended that Seller has any continuing interest in any Lease or item of Equipment subject to the Indenture) a first priority Lien on and security interest in all right, title and interest of Seller now or hereafter acquired in and to each Lease (including the right to receive all payments due or to become due thereunder) and each item of Equipment at any time subject to this Agreement. The foregoing security interest is granted upon and is subject to the same terms and provisions as are set forth in the Indenture and shall continue in full force and effect until the same is discharged in accordance with the terms therein, notwithstanding any waiver or modification of any of the terms hereof or thereof or of any of the Notes or the Certificates, whether with or without the consent of Seller.

         Section 7.3 Further Assurances; Financing Statements. Seller agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that Purchaser or Indenture Trustee may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases, the Lease Payments and Equipment or to enable Purchaser or Indenture Trustee to exercise and enforce its rights and remedies under this Agreement and the other Basic Documents with respect to any Leases, the Lease Payments and Equipment. Without limiting the generality of the foregoing, Seller shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that Purchaser or Indenture Trustee may request to protect and preserve the assignments and security interests granted by this Agreement and the other Basic Documents with respect to the Leases, the Lease Payments and the Equipment.

                                ARTICLE VIII
                               MISCELLANEOUS

         Section 8.1 Continuing Obligations. This Agreement shall continue in full force and effect until each of the Notes and any other amounts due to any holder of the Notes have been paid in full and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

         Section 8.2 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. IF ANY PROVISION OF THIS AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS AGREEMENT.

         Section 8.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Purchaser, Seller, Servicer and Indenture Trustee and shall inure to the benefit of the successors and assigns of the holders, from time to time, of the Notes.

         Section 8.4 Modification. The Agreement may be amended from time to time by a written amendment duly executed and delivered by Seller and Purchaser, with the written consent of Indenture Trustee, but without the consent of any of Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by Seller and Purchaser, with the written consent of (a) Indenture Trustee, (b) Noteholders holding Notes evidencing not less than 662/3% of the Outstanding Principal Amount of the Notes, and (c) the Holders of Certificates evidencing not less than 662/3% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided, that no such amendment shall: (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Leases or distributions that shall be required to be made for the benefit of Noteholders or Certificateholders or (b) reduce the aforesaid percentage of the Notes and the Certificates that are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, 10 days prior thereto), Seller and Purchaser shall furnish written notification of the substance of such amendment or consent to each Certificateholder, Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, Trustee and Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery by Trustee and Indenture Trustee have been satisfied. Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Section 8.5 Notices. All notices and other communications given in connection with this Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of Seller, to Information Leasing Corporation, c/o The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, Attention: Treasury Services Department (telecopy: 513/579-2233), and in the case of Purchaser, to Provident Lease Receivables Corporation, c/o The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202, Attention: Treasury Services Department (telecopy: 513/579-2233), or to such other address as either party may specify to the other from time to time in accordance with this
Section 8.5.

         Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

         Section 8.7 Nonpetition Covenant. Seller shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Purchaser or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of Purchaser so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

     Section 8.8 Lessees. Purchaser acknowledges and agrees that so long as no default shall have occurred under any Lease that (a) the related Lessee shall not be named as a defendant, in any foreclosure or other proceeding which may be instituted by Purchaser relating to such Lease or related Equipment and (b) Purchaser shall not interfere with the right of the related Lessee to have quiet and peaceful use of the related Equipment during the term of the Lease.

         IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date and year first written above.


                                            PROVIDENT LEASE RECEIVABLES
                                            CORPORATION



                                            By: /s/ John R. Farrenkopf
                                               --------------------------------
                                                Name: John R. Farrenkopf
                                                Title:   Treasurer


                                            INFORMATION LEASING
                                            CORPORATION


                                            By: /s/ Vincent D. Rinaldi
                                               --------------------------------
                                                Name: Vincent D. Rinaldi
                                                Title: President

                                 SCHEDULE 1

                      SCHEDULE OF LEASES AND EQUIPMENT



                        ON FILE AT INDENTURE TRUSTEE




                                    A-1